UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2007

                        WHITEHALL JEWELERS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                         000-52123              20-4864126
(State or other jurisdiction of       (Commission File        (IRS Employer
       incorporation)                     Number)          Identification No.)

                        125 South Wacker Dr., Ste. 2600,
                                Chicago, IL 60606
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (312) 782-6800


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This amendment to Current Report on Form 8-K of Whitehall Jewelers Holdings, Inc. (the "Company") dated December 18, 2007 is being filed to correct a reference under Item 2.02 to the second fiscal quarter that should have been a reference to the third fiscal quarter.


Item 2.02. Results of Operations and Financial Condition

On December 18, 2007, the Company issued a press release reporting its financial results for the third fiscal quarter ended November 3, 2007. The press release by which these results were announced is furnished herewith as Exhibit 99.1.



Item 9.01    Exhibits.

(c)      Exhibits

Exhibit No.           Description
-----------           ----------------------------------------------------------

99.1 Press Release of Whitehall Jewelers Holdings, Inc. issued on December 18, 2007.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Whitehall Jewelers Holdings, Inc.
                                             (Registrant)

                                  By:  /s/ ROBERT B. NACHWALTER
                                       -------------------------------------
                                       Robert B. Nachwalter
                                       Senior Vice President
                                       and General Counsel


Date: December 19, 2007

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                        WHITEHALL JEWELERS HOLDINGS, INC.
                  EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K/A


Exhibit No.  Description                                       Method of Filing
------------------------------------------------------------- ------------------
99.1         Press Release, issued by the Registrant,         Furnished herewith
             dated December 18, 2007

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